SUMMARY
PROSPECTUS
May 22, 2026

Porter & Company Porter Portfolio Index ETF

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, each dated May 22, 2026, as may be amended or supplemented, which contain more information about the Fund and its risks. The Fund’s prospectus and statement of additional information are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.PorterandCoFunds.com. You can also obtain this information at no cost by calling (833) 759-6110 or by sending an email request to mail@ccofva.com.

This summary prospectus describes Porter & Company Porter Portfolio Index ETF. Porter & Company Porter Portfolio Index ETF is authorized to offer one class of shares by this summary prospectus.

Fund	Ticker	Principal Listing Exchange
Porter & Company Porter Portfolio Index ETF	PCPP	Cboe BZX Exchange, Inc.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Porter & Company Porter Portfolio Index ETF
Investment Objective

The Porter & Company Porter Portfolio Index ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the Porter & Co. Porter Portfolio Index (the “Porter Portfolio Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors purchasing shares on a national securities exchange, national securities association, or over-the-counter trading system where shares may trade from time to time (each, a “secondary market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.75%
Distribution (12b-1) and Service Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.75%
(1)Under the Investment Advisory Agreement, Tuttle Capital Management, LLC (the “Adviser”), at its own expense and without reimbursement from the Fund, pays all of the expenses of the Fund, excluding the advisory fees, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Fund will invest a portion of its assets in the Porter & Company Porter Portfolio Index (Cayman) Portfolio S.P., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Porter Portfolio Subsidiary”). The Porter Portfolio Subsidiary has entered into a separate investment advisory agreement with the Adviser for the management of the Porter Portfolio Subsidiary’s assets, and for the payment and/or reimbursement of the Porter Portfolio Subsidiary’s expenses to the same extent as such expenses are paid or reimbursed to the Fund, pursuant to which the Porter Portfolio Subsidiary pays the Adviser a management fee at the same rate that the Fund pays the Adviser for services provided to the Fund (the “Subsidiary Management Agreement”). The Adviser is contractually obligated to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser under the Subsidiary Management Agreement. This waiver will remain in effect for as long as the Subsidiary Management Agreement is in place.
(2) Other Expenses are estimated for the Fund’s initial fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive a portion of its management fee is reflected in the example shown below for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Name of Fund	1 Year	3 Years
Porter & Company Porter Portfolio Index ETF	$77	$240

SUMMARY PROSPECTUS | May 22, 2026

Porter & Company Porter Portfolio Index ETF
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not have any portfolio turnover information available.

Principal Investment Strategies

The Fund invests at least 80% of its total assets in component securities of the Porter Portfolio Index. The Fund will use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Porter Portfolio Index in approximately the same proportions as in the Porter Portfolio Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Porter Portfolio Index as a whole when the Fund’s Adviser, believes it is in the best interests of the Fund (e.g., when replicating the Porter Portfolio Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Porter Portfolio Index).

The Fund may hedge its sensitivity to diversification risk by investing in derivatives including swaps, swaptions, futures contracts and credit derivatives.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”), which means that it may invest more of its assets in a smaller number of issuers than “diversified” funds.

The Fund’s Portfolio Composition
The Fund will not invest directly in Bitcoin or precious metals. Rather, the Fund seeks to gain exposure through investments in a subsidiary organized in the Cayman Islands, the Porter & Company Porter Portfolio Index (Cayman) Portfolio S.P. (the “Porter Portfolio Subsidiary”). The Porter Portfolio Subsidiary is wholly-owned and controlled by the Fund.

The Fund’s investment in the Porter Portfolio Subsidiary may not exceed 25% of the Fund’s total assets (the “Subsidiary Limit”) as of each quarter-end in accordance with the Internal Revenue Code of 1986, as amended (the “Code”). However, if the Fund’s hard assets in the Cayman Porter Portfolio Subsidiary perform well, the Fund’s investments in the Cayman Porter Portfolio may temporarily exceed 25% of the Fund’s total assets until the next rebalancing. In such a circumstance, the Adviser will temporarily adjust the allocations of the Fund's total assets to satisfy the quarter-end requirement. The Fund’s investment in the Porter Portfolio Subsidiary is intended to provide the Fund with exposure to Bitcoin and precious metals returns while enabling the Fund to satisfy source-of-income requirements that apply to regulated investment companies under the Code. Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the Porter Portfolio Subsidiary.

The Porter Portfolio Subsidiary has the same investment objective as the Fund and will follow the same general investment policies and restrictions, except that unlike the Fund, it may invest without limit in investments that provide exposure to Bitcoin and precious metals. The Fund will aggregate its investments with the Porter Portfolio Subsidiary for purposes of determining compliance with (i) Section 8 of the Investment Company Act of 1940 (the “1940 Act”), which governs fundamental investment limitations (which are described more specifically in the Fund’s statement of additional information); and (ii) Section 18 of the 1940 Act, which governs capital structure and includes limitations associated with the Fund’s ability to leverage its investments. Additionally, the Porter Portfolio Subsidiary’s investment advisory contracts will be governed in accordance with Section 15 of the 1940 Act, and the Porter Portfolio Subsidiary will adhere to applicable provisions of Section 17 of the 1940 Act governing affiliate transactions. The principal investment strategies

SUMMARY PROSPECTUS | May 22, 2026

Porter & Company Porter Portfolio Index ETF
and principal risks of the Porter Portfolio Subsidiary constitute principal investment strategies and principal risks of the Fund, and the disclosures of those strategies and risks in this prospectus are designed to reflect the aggregate operations of the Fund and the Porter Portfolio Subsidiary.

The Fund (and the Porter Portfolio Subsidiary, as applicable) expects to invest its remaining assets in any one or more of the following cash investments: U.S. Treasuries, other U.S. government obligations, money market funds, cash and cash-like equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality, as the Adviser determines), and treasury inflation-protected securities that provide liquidity, serve as margin or collateralize the Fund’s and/or the Porter Portfolio Subsidiary’s investments. The Fund may also invest in other exchange-traded funds for cash management purposes. Such exchange-traded funds may include The Laddered T-Bill ETF, which the Board of Trustees of the Fund has determined to be within the same group of investment companies as the Fund, and other short-term fixed income ETFs.

Information About the Porter & Co. Porter Portfolio Index

The Porter Portfolio Index is a rules-based multi-asset index designed to provide diversified exposure across property and casualty insurance equities, quality-oriented equities, hard assets and short-term fixed income securities.

Under normal circumstances, the Porter Portfolio Index allocates:
•25% of net assets to property and casualty Insurance companies
•25% of net assets to capital efficient equities
•25% of net assets in hard assets, such as Bitcoin and precious metals
•25% of net assets in short-term fixed income investments

Each component is assigned its target percentage weight as set forth above. The Porter Portfolio Index is rebalanced annually to restore target allocations and is maintained in accordance with standard index procedures. At each rebalancing, weights are reset to these target allocations and any substitutions (if required) are implemented. Because allocations are predetermined rather than market capitalization-based, the Porter Portfolio Index reflects a strategic asset allocation approach. The Porter Portfolio Index is generally comprised of 32 companies which may change upon rebalances.

The Porter Portfolio Index is sponsored by Porter & Company, LLC (the "Index Provider"), which is an organization that is independent of, and unaffiliated with, the Fund and Tuttle Capital Management, LLC, the investment adviser for the Fund (the "Adviser"). The Index Provider maintains and publishes or designates a third-party index calculation agent to publish information regarding the market value of the Porter Portfolio Index. Neither the Adviser nor its affiliates have any ability to select Porter Portfolio Index components or change the Porter Portfolio Index methodology.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks described herein pertain to direct risks of making an investment in the Fund and/or risks of the issuers in which the Fund invests.

Market Risk. The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

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Porter & Company Porter Portfolio Index ETF

Equity Securities Risk. Equity prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Passive Strategy/Index. The Fund is managed with a passive investment strategy, attempting to track the performance of a rules based index of securities, regardless of the current or projected performance of the Porter Portfolio Index or of the actual securities comprising the Porter Portfolio Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Porter Portfolio Index will affect the performance, volatility, and risk of the Porter Portfolio Index and, consequently, the performance, volatility, and risk of the fund.

Sampling Risk. The Fund’s use of a representative sampling approach, if used, could result in it holding a smaller number of securities than are in the Index. As a result, an adverse development with an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Large Capitalization Securities Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. Large cap companies may be less able than mid and small capitalization companies to adapt to changing market conditions.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Porter Portfolio Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Porter Portfolio Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Porter Portfolio Subsidiary, will not have all the protections offered to investors in registered investment companies.

Tax Risk. The Fund will qualify as a regulated investment company (a “RIC”) for tax purposes if, among other things, it satisfies a source-of-income test and an asset-diversification test. Investing in Bitcoin (or any other digital assets) or precious metals presents a risk for the Fund because income from such investments would not qualify as good income under the source-of-income test. The Fund will gain exposure to Bitcoin or precious metals through investments in the Porter Portfolio Subsidiary, which is intended to provide the Fund with exposure to Bitcoin or precious metals’ returns while enabling the Fund to satisfy source-of-income requirements. There is some uncertainty about how the Porter Portfolio Subsidiary will be treated for tax purposes and thus whether the Fund can maintain exposure to Bitcoin or precious metals’ returns without risking its status as a RIC for tax purposes. Failing to qualify as a RIC for tax purposes could have adverse consequences for the Fund and its shareholders. These issues are described in more detail in the section entitled “ADDITIONAL INFORMATION ABOUT RISK – Tax Risk” below, as well as in the Fund’s SAI.
Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or small gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.

The Fund expects to use swap agreements to achieve its investment objective. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation, and legal restrictions. The performance of a derivative may not track the performance of its reference asset, including due to fees and other costs associated with it. Because derivatives often require only a limited initial investment, the use of

SUMMARY PROSPECTUS | May 22, 2026

Porter & Company Porter Portfolio Index ETF
derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. Additionally, any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering the Fund’s return. Such costs may increase as interest rates rise.

Swap Agreements. Swap agreements are entered into with financial institutions for a specified period     which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a reference asset. Swap agreements are generally traded over-the-counter, and therefore, may not receive as much regulatory protection as exchange-traded instruments, which may expose investors to significant losses.

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective. To the extent that the Fund exceeds the level of value at risk for an extended period, the Fund may amend and/or supplement its prospectus as promptly as feasible under the particular circumstances to include appropriate adjustments to its investment strategy and if necessary, the Fund’s name.
Non-Diversification Risk. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment or limited number of investments.
ETF Risks. The Fund is an exchange-traded fund, and, as a result of an ETF’s structure, it is exposed to the following risks:
•Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Cash Redemption Risk. The Fund intends to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
•Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the

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Porter & Company Porter Portfolio Index ETF
NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Performance History

The Fund is new and does not have a full calendar year of performance history. In the future, performance information will be presented in this section of the Prospectus. Performance information will contain a bar chart and table that provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for certain time periods as compared to a broad measure of market performance. Investors should be aware that past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund, including its current NAV per share, is available by calling toll-free (833) 759-6110.

Investment Adviser

Tuttle Capital Management, LLC (the “Adviser”) is the investment adviser to the Fund.

Portfolio Manager

Matthew Tuttle, Chief Executive Officer of the Adviser, has served as the Fund’s portfolio manager since its inception.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 10,000 shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange (i.e., Cboe). The price of the Fund’s shares is based on market price, and because ETF shares trade at market prices rather than NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges and you may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.PorterandCoFunds.com.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals from such arrangement generally will be taxed.

SUMMARY PROSPECTUS | May 22, 2026

Porter & Company Porter Portfolio Index ETF
Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY PROSPECTUS | May 22, 2026